SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                    PURSUANT TO SECTION 13 AND 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): SEPTEMBER 19, 2003 (SEPTEMBER 10, 2003)


                                U.S. ENERGY CORP.
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             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

          WYOMING                    0-6814                        83-205516
--------------------------------  ------------------------  --------------------
(STATE  OR  OTHER  JURISDICTION   (COMMISSION                (I.R.S.  EMPLOYER
     OF INCORPORATION)              FILE NO.)                IDENTIFICATION NO.)


GLEN  L.  LARSEN  BUILDING
877  NORTH  8TH  WEST
RIVERTON,  WY                                                        82501
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(ADDRESS  OF  PRINCIPAL  EXECUTIVE  OFFICES)                      (ZIP  CODE)


       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (307) 856-9271


                                 NOT APPLICABLE
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              (FORMER NAME, FORMER ADDRESS OR FORMER FISCAL YEAR,
                          IF CHANGED FROM LAST REPORT)

ITEM  5.  OTHER  EVENTS.

     On September 12 and September 15, 2003, the Company received Orders entered on September 10 and September 11, 2003, respectively, by the U.S. District Court of Colorado wherein Chief Judge Lewis T. Babcock denied a motion filed by Nukem, Inc. to have the Court correct certain findings or statements in the Court's Order of July 30, 2003 including its request to alter or amend the Judgment and remand the case back to an arbitration panel. The Court granted RWE Nukem's request to approve a supersedeas bond of $20,275,600 posted pending an appeal. Thereafter, the Court denied USECC's motion to alter and amend the $20,044,184 Judgment against Nukem, seeking prejudgment interest of $7,901,672 to be added to the Judgment and to reverse the Special Master's findings that the purchase rights on CIS contracts were extinguished on December 31, 2001.

     The Company currently is evaluating whether an appeal or further action may be warranted in this matter.

ITEM  7.     FINANCIAL  STATEMENTS  AND  EXHIBITS.

     (a)  Financial  statements  of  business  acquired.  Not  applicable.

     (b)  Pro  forma  financial  information.  Not  applicable.

     (c)  Exhibits.  Not  applicable

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       U.S.  ENERGY  CORP.



Dated:  September  19,  2003           By:     /s/  Robert  Scott  Lorimer
                                             ----------------------------
                                             Chief  Financial  Officer